UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2023

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.01 per share	RVSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) As previously reported in a Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2023, the Board of Directors of Riverview Bank (the “Bank”) and Riverview Bancorp, Inc. (the “Company”) on August 4, 2023 voted to terminate, without cause, the employment of Kevin J. Lycklama with the Bank.  The termination of employment without cause was effective on September 6, 2023 in accordance with certain advance notice procedures in his Employment Agreement, dated December 31, 2018.  Mr. Lycklama continued to receive his current base salary through September 6, 2023 but he was excused from all further duties.

On September 6, 2023, the Company and the Bank received and accepted the resignation of President and Chief Executive Officer Kevin J. Lycklama.  Mr. Lycklama also resigned his positions as a director of the Company and the Bank.  Mr. Lycklama’s resignations were effective as of the close of business on September 6, 2023.   The resignation as a director was given because of the termination without cause ot Mr. Lcycklama’s employment, as above stated.

Mr. Lycklama’s resignation from the Board of Directors was not as a result of any disagreement with the Company pertaining to the Company’s operations, policies or practice.  A copy of the Resignation Letter is attached hereto as Exhibit 17.1 and the description of the contents of the Resignation Letter contained in this Form 8-K is qualified in its entirety by reference to the full text of the Resignation Letter.

Item 9.01. Financial Statements and Exhibits

(d)          Exhibits

17.1            Letter of Resignation of Kevin J. Lycklama dated September 6, 2023
104             Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: September 12, 2023	By: /s/ David Lam
David Lam Chief Financial Officer (Principal Financial Officer)